Loss before income tax	9 Months Ended
Mar. 31, 2020
Disclosure Of Loss Before Income Tax [Abstract]
Loss before income tax

3. Loss before income tax

		Three Months Ended March 31,		Nine Months Ended March 31,
(in U.S. dollars, in thousands)	Note	2020	2019	2020	2019
Revenue
Commercialization Revenue		2,081	1,042	5,922	3,264
Milestone Revenue		10,000	—	25,000	11,000
Interest Revenue		120	207	533	491
		12,201	1,249	31,455	14,755

Clinical trial and research & development		(7,035)	(9,366)	(20,383)	(31,295)
Manufacturing production & development		(6,009)	(2,017)	(10,966)	(9,656)

Employee benefits
Salaries and employee benefits		(6,636)	(5,115)	(17,864)	(15,035)
Defined contribution superannuation expenses		(95)	(80)	(261)	(264)
Equity settled share-based payment transactions(1)		(2,080)	(1,191)	(4,527)	(3,217)
Total Employee benefits		(8,811)	(6,386)	(22,652)	(18,516)

Depreciation and amortization of non-current assets
Plant and equipment depreciation		(156)	(135)	(378)	(446)
Right of use asset depreciation		(395)	—	(1,102)	—
Intellectual property amortization		(394)	(395)	(1,181)	(1,183)
Total Depreciation and amortization of non-current assets		(945)	(530)	(2,661)	(1,629)

Other Management & administration expenses
Overheads & administration		(2,412)	(2,318)	(7,842)	(8,762)
Consultancy		(1,310)	(808)	(3,471)	(2,453)
Legal, patent and other professional fees		(546)	(565)	(4,458)	(2,816)
Intellectual property expenses (excluding the amount amortized above)		(653)	(866)	(1,905)	(2,161)
Total Other Management & administration expenses		(4,921)	(4,557)	(17,676)	(16,192)

Fair value remeasurement of contingent consideration
Remeasurement of contingent consideration	5(e)(iii)	2,158	(2,718)	1,276	(3,352)
Total Fair value remeasurement of contingent consideration		2,158	(2,718)	1,276	(3,352)

Other operating income and expenses
Remeasurement of borrowing arrangements		—	—	39	(752)
Research & development tax incentive(2)		—	(74)	—	(74)
Foreign exchange gains/(losses)		(442)	(8)	(67)	(182)
Foreign withholding tax paid		—	—	—	(52)
Total Other operating income and expenses		(442)	(82)	(28)	(1,060)

Finance (costs)/gains
Remeasurement of borrowing arrangements		319	376	1,059	376
Interest expense		(3,733)	(3,144)	(10,912)	(8,282)
Total Finance costs		(3,414)	(2,768)	(9,853)	(7,906)

Total loss before income tax		(17,218)	(27,175)	(51,488)	(74,851)

(1)	Share-based payment transactions

For the three and nine months ended March 31, 2020 and 2019, the share-based payment transactions have been reflected in the Consolidated Income Statement functional expense categories as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
(in U.S. dollars)	2020	2019	2020	2019
Research and development	1,040,492	639,245	2,010,660	1,789,049
Manufacturing and commercialization	84,446	89,460	224,361	244,698
Management and administration	955,570	462,329	2,292,418	1,183,225
Equity settled share-based payment transactions	2,080,508	1,191,034	4,527,439	3,216,972
Legal, patent and other professional fees	—	—	—	620,000
Total equity settled share-based payment transactions in the profit and loss	2,080,508	1,191,034	4,527,439	3,836,972

(2)	Research and development tax incentive

The Group’s research and development activities are not eligible from July 1, 2018 to June 30, 2020 for the refundable tax offset, under an Australian Government tax incentive as a result of the Group earning revenues in excess of A$20.0 million for the years ended June 30, 2020 and 2019. At each period end management estimates the refundable tax offset available to the Group based on available information at the time. The Group engages tax specialists to review, on an annual basis, the quantum of our previous research and development tax claim and our on-going eligibility to claim this tax incentive in Australia. For the nine months ended March 31, 2019, the Group has recognized a loss of $0.1 million in relation to a change in the original estimate of the research and development tax incentive income that the Group would receive from the Australian Government for the year ended June 30, 2018.

Revenue recognition

Grünenthal arrangement

In September 2019, the Group entered into a strategic partnership with Grünenthal for the development and commercialization in Europe and Latin America of the Group’s allogeneic mesenchymal precursor cell (“MPC”) product, MPC-06-ID, receiving exclusive rights to the Phase 3 allogeneic product candidate for the treatment of low back pain due to degenerative disc disease.

The Group received a non-refundable upfront payment of $15.0 million in October 2019, on signing of the contract with Grünenthal. The Group may receive up to an additional $132.5 million in payments if certain milestones are satisfied in relation to clinical, manufacturing, regulatory and reimbursement approval prior to product launch. The Group is further entitled to receive milestones payments based on regulatory and cumulative product sales milestones, as well as tiered double-digit royalties on product sales. The Group received a milestone payment in December 2019 of $2.5 million in relation to meeting a milestone event as part of the strategic partnership with Grünenthal.

The strategic partnership with Grünenthal includes a license of IP and the provision of development services. Under IFRS 15 Revenue from contracts with customers, the Group has identified three distinct performance obligations in the strategic partnership with Grünenthal. The three performance obligations identified are the right of use license of IP, research & development and chemistry, manufacturing and controls (“R&D and CMC”) services and other development services. The license of IP was considered distinct from the development services as it is capable of being granted separately and the development services do not significantly modify or customize the license nor are the license and development services significantly interrelated or interdependent. The Group also evaluated the promises in the development services and determined the R&D and CMC services were distinct from the other development services as they are not significantly interrelated or interdependent.

The standalone selling price for each performance obligation is not directly observable, so the Group has estimated the standalone selling price through the most appropriate method to ensure the estimate represents the price the Group would charge for the goods or services if they were sold separately. The Group considered the application and results of a combination of methods and utilized the cost plus a margin approach as the primary method. For R&D and CMC services, the Group estimated the standalone selling price to be $85.0 million. For the other development services the Group estimated the standalone selling price to be $10.0 million.  Significant judgement was applied in determining the standalone selling price and the variable consideration that was allocated to each performance obligation. Based on this analysis, the $15.0 million upfront payment was allocated to the license of IP performance obligation. Upon signing of this strategic partnership in September 2019, the Group recognized $15.0 million in revenue for the right of use license of IP as this performance obligation was considered completely satisfied at this date.

The Group evaluated the constraint over the remaining variable consideration under the contract and determined  that all of the milestone payments relating to the R&D and CMC services and other development services were considered constrained as at March 31, 2020. As part of this evaluation, the Group considered a variety of factors, including whether the receipt of the milestone payments is outside of the Group’s control or contingent on the outcome of clinical trials and the impact of certain repayment clauses. The Group will continue to evaluate the constraint over variable consideration in future periods. Additionally, the Group applies the sales-based and usage-based royalty exception for licenses of intellectual property and therefore will recognize royalties and sales-based milestone payments as revenue when the subsequent sale or usage occurs.

 The $2.5 million milestone payment received in December 2019 from Grünenthal was considered constrained and resulted in deferred consideration as of March 31, 2020. In future periods, additional milestone payments from Grünenthal may result in deferred consideration as revenue recognition of R&D and CMC services and other development services will be dependent upon the assessment of the constraint over variable consideration as well as the percentage of progress towards meeting the development service performance obligations over time.

For the nine months ended March 31, 2019, no milestone revenue was recognized in relation to this strategic partnership with Grünenthal.

Tasly arrangement

In July 2018, the Group entered into a strategic alliance with Tasly Pharmaceutical Group (“Tasly”) for the development, manufacture and commercialization in China of the Group’s allogeneic mesenchymal precursor cell (“MPC”) products, MPC-150-IM and MPC-25-IC. Tasly received all exclusive rights for MPC-150-IM and MPC-25-IC in China and Tasly will fund all development, manufacturing and commercialization activities in China.

The Group received a $20.0 million up-front technology access fee from Tasly upon closing of this strategic alliance in October 2018. The Group is also entitled to receive $25.0 million on product regulatory approvals in China, double-digit escalating royalties on net product sales and up to six escalating milestone payments when the product candidates reach certain sales thresholds in China.

Under IFRS 15, upon completion of this strategic alliance in September 2018, the Group recognized $10.0 million in milestone revenue from the $20.0 million up-front technology access fee received in October 2018, as this was the portion of revenue that control was transferred to Tasly, and the remaining $10.0 million from the $20.0 million up-front payment was recognized as deferred consideration on the consolidated balance sheet. In the nine months ended March 31, 2020, the deferred consideration amount was recognized in revenue as the control for this portion of revenue was transferred to Tasly based on the Group’s decision regarding the exercise of the Group’s rights in the terms and conditions of the agreement.

  TiGenix arrangement

In December 2017, the Group entered into a patent license agreement with TiGenix NV (“TiGenix”), now a wholly owned subsidiary of Takeda Pharmaceutical Company Limited (“Takeda”), which granted Takeda exclusive access to certain of our patents to support global commercialization of the adipose-derived mesenchymal stem cell (“MSC") product, Alofisel® a registered trademark of TiGenix, previously known as Cx601, a product candidate of Takeda, for the local treatment of fistulae. The agreement includes the right for Takeda to grant sub-licenses to affiliates and third parties.

As part of the license agreement, the Group received $5.9 million (€5.0 million) as a non-refundable up-front payment and recognized this amount in revenue in December 2017 upon receipt. In December 2018, the Group received a milestone payment of €5.0 million, the Group recognized revenue of €5.0 million ($5.9 million) pertaining to this milestone in December 2017 as all performance obligations had been satisfied at that time. The Group is entitled to further payments up to €10.0 million when Takeda reaches certain product regulatory milestones. Additionally, the Group will receive single digit royalties on net sales of Alofisel®.

No milestone revenue was recognized in relation to the patent license agreement with Takeda in the nine months ended March 31, 2020 and 2019.

 JCR arrangement

In October 2013, the Group acquired all of the culture-expanded, MSC-based assets, from Osiris Therapeutics, Inc. (“Osiris”). These assets included assumption of a collaboration agreement (the “JCR Agreement”) with JCR Pharmaceuticals Co., Ltd. (“JCR”), a pharmaceutical company in Japan. Revenue recognized under this agreement is limited to the amount of cash received or for which the Group are entitled, as JCR has the right to terminate the agreement at any time.

Under the JCR Agreement, JCR is responsible for all development and manufacturing costs including sales and marketing expenses. Under the JCR Agreement, JCR has the right to develop our MSCs in two fields for the Japanese market: exclusive in conjunction with the treatment of hematological malignancies by the use of hematopoietic stem cells derived from peripheral blood, cord blood or bone marrow, or the First JCR Field; and non-exclusive for developing assays that use liver cells for non-clinical drug screening and evaluation, or the Second JCR Field. With respect to the First JCR Field, the Group are entitled to payments when JCR reaches certain commercial milestones and to escalating double-digit royalties. These royalties are subject to possible renegotiation downward in the event of competition from non-infringing products in Japan. With respect to the Second JCR Field, the Group are entitled to a double digit profit share. In October 2018, the Group expanded its partnership with JCR in Japan for wound healing in patients with Epidermolysis Bullosa (“EB”). The Group will receive royalties on TEMCELL® Hs. Inj. (“TEMCELL”), a registered trademark of JCR product sales for EB. The Group applies the sales-based and usage-based royalty exception for licenses of intellectual property and therefore recognizes royalty revenue at the later of when the subsequent sale or usage occurs and the associated performance obligation has been satisfied.

In the nine months ended March 31, 2020, the Group recognized $5.9 million in commercialization revenue relating to royalty income earned on sales of TEMCELL in Japan by our licensee JCR, compared with $3.3 million for the nine months ended March 31, 2019. These amounts were recorded in revenue as there are no further performance obligations required in regards to these items.

In the nine months ended March 31, 2019, the Group recognized $1.0 million in milestone revenue upon our licensee, JCR, reaching cumulative net sales milestones for sales of TEMCELL in Japan. This amount was recorded in revenue as there are no further performance obligations required in regards to these items. There was no milestone revenue recognized in the nine months ended March 31, 2020 as the Group recognized its final cumulative net sales milestone for sales of TEMCELL in Japan in the year ended June 30, 2019.

Inventories

Inventories are included in the financial statements at the lower of cost (including raw materials, direct labour, other direct costs and related production overheads) and net realizable value. Pre-launch inventory is held as an asset when there is a high probability of regulatory approval for the product in accordance with IAS 2 Inventories. Before that point, a provision is made against the carrying value to its recoverable amount in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets; the provision is then reversed at the point when a high probability of regulatory approval is determined.

The Group considers a number of factors in determining the probability of the product candidate realizing future economic benefit, including the product candidate’s current status in the regulatory approval process, results from the related pivotal clinical trial, results from meetings with relevant regulatory agencies prior to the filing of regulatory applications, the market need, historical experience, as well as potential impediments to the approval process such as product safety or efficacy, commercialization and market trends.

When a provision is made against the carrying value of pre-launch inventory the costs are recognized within Manufacturing Commercialization expenses. When the high probability threshold is met, the provision will be reversed through Manufacturing Commercialization expenses. As of March 31, 2020, there was $8.2 million of pre-launch inventory recognized on the balance sheet that was fully provided for, compared with $Nil at June 30, 2019.